Exhibit 99.2

STOCK OPTION AGREEMENT

THIS AGREEMENT, dated as of the date indicated on Schedule A hereto (the “Grant Date”), is made by and between Dollar General Corporation, a Tennessee corporation (hereinafter referred to as the “Company”), and the individual whose name is set forth on the signature page hereof, who is an employee of the Company or a Subsidiary or Affiliate of the Company, hereinafter referred to as the “Optionee”.  Any capitalized terms herein not otherwise defined in Article I shall have the meaning set forth in the Amended and Restated 2007 Stock Incentive Plan for Key Employees of Dollar General Corporation and its Affiliates, as such Plan may be amended from time to time (the “Plan”).

WHEREAS, the Company wishes to carry out the Plan, the terms of which are hereby incorporated by reference and made a part of this Agreement; and

WHEREAS, the 162(m) Subcommittee of the Compensation Committee of the Board of the Company has determined that it would be to the advantage and best interest of the Company and its shareholders to grant the Option provided for herein to the Optionee, and has advised the Company thereof and instructed the undersigned officers to issue said Option;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I

DEFINITIONS

Whenever the following terms are used in this Agreement, they shall have the meaning specified below unless the context clearly indicates to the contrary.

Section 1.1.   Cause

“Cause” shall mean “Cause” as such term is defined in the Optionee’s Employment Agreement.

Section 1.2.   Disability

“Disability” shall mean “Disability” as such term is defined in the Optionee’s Employment Agreement.

Section 1.3.   Employment Agreement

“Employment Agreement” shall mean that certain amended and restated employment agreement between the Optionee and the Company, as amended from time to time with the consent of the Optionee and the Company.

Section 1.4.   Good Reason

“Good Reason” shall mean “Good Reason” as such term is defined in the Optionee’s Employment Agreement.

Section 1.5.   Management Stockholder’s Agreement

“Management Stockholder’s Agreement” shall mean that certain Management Stockholder’s Agreement between the Optionee and the Company.

Section 1.6.   Option

“Option” shall mean the Option granted under Section 2.1 of this Agreement.

Section 1.7.   Secretary

“Secretary” shall mean the Secretary of the Company.

ARTICLE II

GRANT OF OPTIONS

Section 2.1.      Grant of Options

For good and valuable consideration, on and as of the Grant Date the Company irrevocably grants to the Optionee the Option on the terms and conditions set forth in this Agreement.

Section 2.2.      Exercise Price

Subject to Section 2.4, the exercise price of the shares of Common Stock covered by the Option (the “Exercise Price”) shall be as set forth on Schedule A hereof, which shall be the Fair Market Value on the Grant Date.

Section 2.3.      No Guarantee of Employment

Nothing in this Agreement or in the Plan shall confer upon the Optionee any right to continue in the employ of the Company or any Subsidiary or Affiliate or shall interfere with or restrict in any way the rights of the Company and its Subsidiaries or Affiliates, which are hereby expressly reserved, to terminate the employment of the Optionee at any time for any reason whatsoever, with or without cause, subject to the applicable provisions of, if any, the Optionee’s employment agreement with the Company or offer letter provided by the Company to the Optionee.

Section 2.4.      Adjustments to Option

The Option shall be subject to the adjustment provisions of Sections 8 and 9 of the Plan, provided, however, that in the event of the payment of an extraordinary dividend by the Company to its stockholders, then: the Exercise Price of the Option shall be reduced by the amount of the dividend paid, but only to the extent the Committee determines it to be permitted under applicable tax laws and not have adverse tax consequences to the Optionee under Section 409A of the Code; and, if such reduction cannot be fully effected due to such tax laws and it will not have adverse tax consequences to the Optionee, then the Company shall pay to the Optionee a cash payment, on a per Share basis, equal to the balance of the amount of the dividend not permitted to be applied to reduce the Exercise Price of the applicable Option as follows: (a) for each Share subject to a vested Option, immediately upon the date of such dividend payment; and (b), for each Share subject to an unvested Option, on the date on which such Option becomes vested and exercisable with respect to such Share.

ARTICLE III

PERIOD OF EXERCISABILITY

Section 3.1.   Commencement of Exercisability

(a)           So long as the Optionee continues to be employed by the Company or any other Service Recipients, the Option shall become vested and exercisable with respect to 100% of the Shares subject to such Option on the first anniversary of the Grant Date.

(b)           Notwithstanding Section 3.1(a) above, upon the earliest occurrence of (i) a Change in Control, (ii) the Optionee’s death or (iii) the Optionee’s Disability, the Option shall become immediately exercisable as to 100% of the shares of Common Stock subject to such unvested Option immediately prior to such event (but only to the extent such Option has not otherwise terminated or become exercisable).

(c)           Notwithstanding the foregoing, no Option shall become exercisable as to any additional shares of Common Stock following the termination of employment of the Optionee for any reason and any Option, which is unexercisable as of the Optionee’s termination of employment, shall immediately expire without payment therefor.

Section 3.2.   Expiration of Option

The Optionee may not exercise the Option to any extent after the first to occur of the following events:

(a)           The tenth anniversary of the Grant Date so long as the Optionee remains employed with the Company or any Service Recipient through such date;

(b)           The first anniversary of the date of the Optionee’s termination of employment with the Company and all Service Recipients, if the Optionee’s employment is terminated by reason of death or Disability (unless earlier terminated as provided in Section 3.2(g) below);

(c)           Immediately upon the date of the Optionee’s termination of employment by the Company and all Service Recipients for Cause;

(d)           Immediately upon the date of the Optionee’s termination of employment by the Company and all Service Recipients by the Optionee without Good Reason (except due to death or Disability);

(e)           One hundred and eighty (180) days after the date of an Optionee’s termination of employment by the Company and all Service Recipients without Cause (for any reason other than as set forth in Section 3.2(b));

(f)            One hundred and eighty (180) days after the date of an Optionee’s termination of employment with the Company and all Service Recipients by the Optionee for Good Reason;

(g)           At the discretion of the Company, if the Committee so determines pursuant to Section 9 of the Plan.

ARTICLE IV

EXERCISE OF OPTION

Section 4.1.   Person Eligible to Exercise

During the lifetime of the Optionee, only the Optionee (or his or her duly authorized legal representative) may exercise an Option or any portion thereof.  After the death of the Optionee, any exercisable portion of an Option may, prior to the time when an Option becomes unexercisable under Section 3.2, be exercised by his personal representative or by any person empowered to do so under the Optionee’s will or under the then applicable laws of descent and distribution.

Section 4.2.   Partial Exercise

Any exercisable portion of an Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.2; provided, however, that any partial exercise shall be for whole shares of Common Stock only.

Section 4.3.   Manner of Exercise

An Option, or any exercisable portion thereof, may be exercised solely by delivering to the Secretary or his or her office or designee all of the following prior to the time when the Option or such portion becomes unexercisable under Section 3.2:

(a)           Notice in writing signed by the Optionee or the other person then entitled to exercise the Option or portion thereof, stating that the Option or portion thereof is thereby exercised, such notice complying with all applicable rules established by the Committee;

(b)           (i) Full payment (in cash or by check or by a combination thereof) for the shares with respect to which such Option or portion thereof is exercised or (ii) indication that the Optionee elects to have the number of Shares that would otherwise be issued to the Optionee reduced by a number of Shares having an equivalent Fair Market Value to the payment that would otherwise be made by Optionee to the Company pursuant to clause (i) of this subsection (b);

(c)           (i) Full payment (in cash or by check or by a combination thereof) to satisfy the minimum withholding tax obligation with respect to which such Option or portion thereof is exercised; or (ii) solely in the event that the Optionee’s employment terminates under circumstances identified in Section 3.2(b), (e) or (f) above, notice in writing that the Optionee elects to have the number of Shares that would otherwise be issued to the Optionee reduced by a number of Shares having an equivalent Fair Market Value to the payment that would otherwise be made by Optionee to the Company pursuant to clause (i) of this subsection (c);

(d)           A bona fide written representation and agreement, in a form satisfactory to the Committee, signed by the Optionee or other person then entitled to exercise such Option or portion thereof, stating that the shares of Common Stock are being acquired for his own account, for investment and without any present intention of distributing or reselling said shares or any of them except as may be permitted under the Securities Act of 1933, as amended (the “Act”), and then applicable rules and regulations thereunder, and that the Optionee or other person then entitled to exercise such Option or portion thereof will indemnify the Company against and hold it free and harmless from any loss, damage, expense or liability resulting to the Company if any sale or distribution of the shares by such person is contrary to the representation and agreement referred to above; provided, however, that the Committee may, in its reasonable discretion, take whatever additional actions it deems reasonably necessary to ensure the observance and performance of such representation and agreement and to effect compliance with the Act and any other federal or state securities laws or regulations; and

(e)           In the event the Option or portion thereof shall be exercised pursuant to Section 4.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the option.

Without limiting the generality of the foregoing, the Committee may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of shares acquired on exercise of an Option does not violate the Act, and may issue stop-transfer orders covering such shares.  Share certificates evidencing stock issued on exercise of this Option shall bear an appropriate legend referring to the provisions of subsection (d) above and the agreements herein. The written representation and agreement referred to in subsection (d) above shall, however, not be required if the shares to be issued pursuant to such exercise have been registered under the Act, and such registration is then effective in respect of such shares.

Section 4.4.   Conditions to Issuance of Stock Certificates

The shares of stock deliverable upon the exercise of an Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares, which have then been reacquired by the Company.  Such shares shall be fully paid and nonassessable.  The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased (if certificated, or if not certificated, register the issuance of such shares on its books and records) upon the exercise of an Option or portion thereof prior to fulfillment of all of the following conditions:

(a)           The obtaining of approval or other clearance from any state or federal governmental agency which the Committee shall, in its reasonable and good faith discretion, determine to be necessary or advisable;

(b)           The execution by the Optionee of the Management Stockholder’s Agreement; and

(c)           The lapse of such reasonable period of time following the exercise of the Option as the Committee may from time to time establish for reasons of administrative convenience or as may otherwise be required by applicable law.

Section 4.5.   Rights as Stockholder

Except as otherwise provided in Section 2.4 of this Agreement, the holder of an Option shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any shares purchasable upon the exercise of the Option or any portion thereof unless and until certificates representing such shares shall have been issued by the Company to such holder or the Shares have otherwise been recorded in the records of the Company as owned by such holder.

ARTICLE V

MISCELLANEOUS

Section 5.1.   Administration

The Committee shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules.  All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Optionee, the Company and all other interested persons.  No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Option.  In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan and this Agreement.

Section 5.2.   Option Not Transferable

Neither the Option nor any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 5.2 shall not prevent transfers by will or by the applicable laws of descent and distribution.

Section 5.3.   Notices

Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary, and any notice to be given to the Optionee shall be addressed to him at the address given beneath his signature hereto.  By a notice given pursuant to this Section 5.3, either party may hereafter designate a different address for notices to be given to him.  Any notice, which is required to be given to the Optionee, shall, if the Optionee is then deceased, be given to the Optionee’s personal representative if such representative has previously informed the Company of his status and address by written notice under this Section 5.3.  Any notice shall have been deemed duly given when (i) delivered in person, (ii) enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service, or (iii) enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with fees prepaid) in an office regularly maintained by FedEx, UPS, or comparable non-public mail carrier.

Section 5.4.   Titles; Pronouns

Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.  The masculine pronoun shall include the feminine and neuter, and the singular the plural, where the context so indicates.

Section 5.5.   Applicability of Plan and Management Stockholder’s Agreement

The Option and the shares of Common Stock issued to the Optionee upon exercise of the Option shall be subject to all of the terms and provisions of the Plan and the Management Stockholder’s Agreement, to the extent applicable to the Option and such Shares.  Notwithstanding the foregoing, the

Option and the shares of Common Stock issued to the Optionee upon exercise of the Option shall not be subject to the transfer restrictions of Section 3 of the Management Stockholder’s Agreement nor the terms and provisions of Sections 5 and 6 of the Management Stockholder’s Agreement.

Section 5.6.   Amendment

Subject to Section 10 of the Plan, this Agreement may be amended only by a writing executed by the parties hereto, which specifically states that it is amending this Agreement.

Section 5.7.   Governing Law

The laws of the State of Delaware shall govern the interpretation, validity and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws.

Section 5.8.   Arbitration

In the event of any controversy among the parties hereto arising out of, or relating to, this Agreement which cannot be settled amicably by the parties, such controversy shall be finally, exclusively and conclusively settled by mandatory arbitration conducted expeditiously in accordance with the American Arbitration Association rules, by a single independent arbitrator.  Such arbitration process shall take place within the Nashville, Tennessee metropolitan area.  The decision of the arbitrator shall be final and binding upon all parties hereto and shall be rendered pursuant to a written decision, which contains a detailed recital of the arbitrator’s reasoning.  Judgment upon the award rendered may be entered in any court having jurisdiction thereof.  Each party shall bear its own legal fees and expenses, unless otherwise determined by the arbitrator.

[Signatures on next pages.]

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

DOLLAR GENERAL CORPORATION

By:	/s/ Robert Ravener

Name:	Robert Ravener

Title:	EVP, Chief People Officer

ADDRESS:

Dollar General Corporation
100 Mission Ridge
Goodlettsville, TN 37072

[Signature Page of Stock Option Agreement]

OPTIONEE:

/s/ Richard Dreiling
Richard Dreiling

ADDRESS:

100 Mission Ridge
Goodlettsville, TN 37072

[Signature Page of Stock Option Agreement]

Schedule A to Stock Option Agreement

Grant Date:	April 23, 2010

Exercise Price of Options:	$29.38

Option Grant:

Aggregate number of shares of Common Stock for which the Option granted hereunder is exercisable:		100,000

A-1